INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED September 24, 2024 TO THE PROSPECTUSES
DATED FEBRUARY 28, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Real Assets ESG ETF (IVRA)
(the “Fund”)
Effective September 25, 2024, the Fund’s Summary Prospectus and Statutory Prospectus are revised to reflect that Ping-Ying Wang is designated as the Lead Portfolio Manager of the Fund.
In addition, the following paragraph is added to the Fund's Statutory Prospectus in the section titled “Management of the Fund – Portfolio Managers”:
The Lead Portfolio Manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Lead Portfolio Manager may perform these functions, and the nature of these functions, may change from time to time.
Please Retain This Supplement For Future Reference.
P-IVRA-SUMSTAT-SUP 092424